QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2014 (except for Note 21, as to which the date is April 28, 2014) in the Amendment No. 2 to the Registration Statement (Form S-4 No. 333-194841) and related Prospectus of WCI Communities, Inc. dated April 28, 2014.

/s/ Ernst & Young LLP
Certified Public Accountants
Miami, Florida
April 28, 2014

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm